                                 SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section 14(a) of
                  the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                            WEBHIRE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

           Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                 WEBHIRE, INC.
                               91 HARTWELL AVENUE
                         LEXINGTON, MASSACHUSETTS 02421

                                                                 August 27, 1999

Dear Stockholder:

    You are cordially invited to attend a Special Meeting of Stockholders of Webhire, Inc. to be held on Tuesday, September 21, 1999, at 11:00 a.m., local time, at the Company's headquarters at 91 Hartwell Avenue, Lexington, Massachusetts.

    The Special Meeting has been called for the purpose of (i) approving the issuance of 3,960,396 shares of the Company's common stock to SOFTBANK Capital Partners LP and its affiliates in a private placement transaction and (ii) voting upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on Wednesday, August 25, 1999 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

    The Board of Directors recommends that you vote "FOR" the approval of the private placement transaction.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Very truly yours,
                                          LARS D. PERKINS
                                          CHAIRMAN

                                 WEBHIRE, INC.
                               91 HARTWELL AVENUE
                         LEXINGTON, MASSACHUSETTS 02421
                                 (781) 869-5000

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON TUESDAY, SEPTEMBER 21, 1999

                            ------------------------

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Webhire, Inc. (the "Company") will be held on Tuesday, September 21, 1999, at 11:00 a.m., local time, at the Company's headquarters at 91 Hartwell Avenue, Lexington, Massachusetts (the "Special Meeting") for the purpose of considering and voting upon:

    1. The approval of the issuance of 3,960,396 shares of the Company's common stock to SOFTBANK Capital Partners LP and its affiliates in a private placement transaction; and

    2. Such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on Wednesday, August 25, 1999 as the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors
                                          CYNTHIA G. EADES
                                          SECRETARY

Lexington, Massachusetts
August 27, 1999

    WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                 WEBHIRE, INC.
                               91 HARTWELL AVENUE
                         LEXINGTON, MASSACHUSETTS 02421
                                 (781) 869-5000

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON TUESDAY, SEPTEMBER 21, 1999

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Webhire, Inc. (the "Company"), for use at a Special Meeting of Stockholders of the Company to be held on Tuesday, September 21, 1999, at 11:00 a.m., local time, at the Company's headquarters at 91 Hartwell Avenue, Lexington, Massachusetts, and any adjournments or postponements thereof (the "Special Meeting").

    At the Special Meeting, all of the stockholders of the Company will be asked to consider and vote upon the following matters:

    1. The approval of the issuance of 3,960,396 shares of common stock, par value $.01 per share, of the Company (the "Common Stock") to SOFTBANK Capital Partners LP and its affiliates in a private placement transaction (the "Private Placement Proposal"); and

    2. Such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

    The Notice of the Special Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about August 27, 1999 in connection with the solicitation of proxies for the Special Meeting. The Board of Directors has fixed the close of business on Wednesday, August 25, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. As of August 1, 1999, there were approximately 10,406,000 shares of the Company's Common Stock outstanding and approximately 100 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share of Common Stock held of record with respect to each matter properly submitted at the Special Meeting. A list of stockholders eligible to vote at the Special Meeting will be available for inspection at the Special Meeting and for a period of ten days prior to the Special Meeting during regular business hours at the Company's headquarters at 91 Hartwell Avenue, Lexington, Massachusetts 02421.

    The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Special Meeting. Abstentions and "broker non-votes" will be counted as present for determining the presence or absence of a quorum for the transaction of business at the Special Meeting. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

    A quorum being present, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is required for the approval of the Private Placement Proposal. Broker non-votes will not be considered entitled to vote on this matter and, therefore, will have no effect on the approval of the Private Placement Proposal. Abstentions, however, will be counted as voting against the Private Placement Proposal.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE PRIVATE PLACEMENT PROPOSAL. IT IS NOT ANTICIPATED THAT ANY OTHER MATTERS WILL BE PRESENTED AT THE SPECIAL MEETING. IF OTHER MATTERS ARE DULY PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Special Meeting and voting in person.

             PROPOSAL I--APPROVAL OF THE PRIVATE PLACEMENT PROPOSAL

GENERAL

    On July 19, 1999, the Company entered into a stock purchase agreement (the "Stock Purchase Agreement") with SOFTBANK Capital Partners LP and its affiliates (collectively, "SOFTBANK"), pursuant to which SOFTBANK agreed to purchase in a private placement (the "Private Placement") 3,960,396 shares of Common Stock at a price per share of $5.05, for an aggregate purchase price of $20,000,000. The purchase price of $5.05 per share represented the average closing price of the Common Stock for the twenty (20) trading days immediately preceding the date the Company entered into the Stock Purchase Agreement.

    The primary purpose of the Private Placement is to provide additional capital that will enable the Company to accelerate and expand the growth of its Internet business. Such growth plans include using the new capital to enhance the content and technology supporting the Company's Internet recruiting solutions and to pursue a more aggressive marketing strategy. Funds may also be used for selective acquisitions that complement the Company's growth objectives. Consummation of the Private Placement is conditioned upon, among other things, the approval of the Private Placement by the stockholders of the Company.

TERMS OF THE PROPOSED ISSUANCE

    On July 19, 1999, the Company entered into the Stock Purchase Agreement with SOFTBANK, pursuant to which SOFTBANK agreed to purchase from the Company 3,960,396 shares of Common Stock at a price per share of $5.05, for an aggregate purchase price of $20,000,000. On that same date, SOFTBANK entered into a separate stock purchase agreement with Amazon.com, Inc. ("Amazon"), pursuant to which SOFTBANK agreed to purchase all of the 1,670,273 shares of Common Stock currently held by Amazon. SOFTBANK has also entered into an agreement with Yahoo! Inc. ("Yahoo"), of which SOFTBANK owns approximately 27.8%, pursuant to which Yahoo has agreed to purchase approximately 274,725 shares of the Common Stock SOFTBANK is entitled to purchase in connection with the Private Placement and the Amazon transaction. Upon consummation of the foregoing transactions, SOFTBANK will directly own approximately 5,355,944 shares of Common Stock, representing approximately 37.3% of the total outstanding shares, and Yahoo will directly own approximately 274,725 shares of Common Stock, representing approximately 1.9% of the total outstanding shares.(1)

    BOARD REPRESENTATION. Pursuant to the terms of the Stock Purchase Agreement, upon consummation of the Private Placement, SOFTBANK will be entitled to appoint two members of the Company's Board of Directors. Thereafter, for so long as SOFTBANK owns at least 10% of the Company's outstanding Common Stock, SOFTBANK will be entitled to nominate one director each time a class of directors in which one of its representatives serves is subject to election. Additionally, one of the SOFTBANK directors will be entitled to serve as a member of the audit and compensation committees of the Board of Directors.

    PREEMPTIVE RIGHTS. The Stock Purchase Agreement provides that for so long as SOFTBANK holds 10% or more of the Company's outstanding Common Stock, the Company will notify SOFTBANK each time the Company proposes to offer any shares of any class of capital stock (or securities convertible into or exercisable for shares of capital stock), except with respect to transactions described in the following paragraph. Within 30 days of receiving such notice, SOFTBANK has the right to purchase, at the same price and on the same terms as such offer, up to that portion of such securities which equals the percentage interest in the Company then held by SOFTBANK (calculated assuming full conversion and exercise of all convertible or exercisable securities then outstanding).

    The preemptive rights described above are not applicable with respect to (i) the issuance or sale of Common Stock (or options therefor) to employees, consultants and directors pursuant to a stock option or grant plan or similar benefit program or arrangement approved by the Board of Directors, (ii) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date of the Stock Purchase Agreement or (iv) the issuance of securities to a strategic partner or a lender in connection with credit arrangements, financing or similar transactions, or in connection with an underwritten offering.

    BUSINESS VENTURES. Under the terms of the Stock Purchase Agreement, in the event the Company proposes to enter into (i) a joint venture for operations in the United Kingdom, Continental Europe or Japan or (ii) a business transaction with any competitor of SOFTBANK's affiliate ZDNet, the Company will afford SOFTBANK or one of its affiliates the opportunity to participate in the transaction on terms and conditions mutually acceptable to both parties.

------------------------
(1) Yahoo's stock ownership does not include (i) a warrant to purchase 114,659 shares that it received in connection with an agreement between Yahoo and the Company pursuant to which the Company will develop and provide Yahoo with a new online resume management tool and (ii) a warrant to purchase 84,559 shares that it will receive upon consummation of the Private Placement. Such warrants are not exercisable until June 3, 2000.

    STANDSTILL AGREEMENT. The Stock Purchase Agreement contains provisions which prohibit SOFTBANK and its affiliates from (i) acquiring additional shares of Common Stock or securities convertible into or exchangeable for Common Stock (except in certain limited circumstances) or (ii) commencing a tender, exchange or other offer that would result in such an acquisition, if the effect of such acquisition would be to increase SOFTBANK's stock ownership to a level above 40% of the outstanding Common Stock.

    SOFTBANK has also agreed that (i) except by virtue of its representation on the Board of Directors (as described above), it will not act alone or in concert with others to seek to affect or influence the Board of Directors, the control of management of the Company or the businesses, operations, affairs, financial matters or policies of the Company, (ii) it will not initiate or propose any stockholder proposal or action, or solicit proxies or written consents of the stockholders of the Company or participate in a solicitation of such stockholders in any election contest with respect to the election or removal of any of the Company's directors or in opposition to the recommendation of the majority of the directors of the Company with respect to any other matter, or
(iii) join a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of the Company's voting securities. SOFTBANK is also limited in its ability to transfer the shares of Common Stock purchased in the Private Placement to persons other than affiliates of SOFTBANK.

    REGISTRATION RIGHTS. Under the terms of the Stock Purchase Agreement, SOFTBANK has customary "demand" and "piggyback" registration rights with respect to the shares of Common Stock purchased pursuant to that agreement. The demand registration rights are not exercisable until one year after the issuance of such shares of Common Stock.

USE OF PROCEEDS FROM THE PRIVATE PLACEMENT

    The gross proceeds from the Private Placement of $20,000,000 will be used primarily to finance expansion of the Company's Internet business and to pay expenses associated with the Private Placement, estimated to be approximately $1,200,000, which includes investment banking, legal and accounting fees and costs associated with the Special Meeting.

EFFECT UPON EXISTING HOLDERS OF COMMON STOCK

    Consummation of the Private Placement will result in a significant increase in the number of shares of Common Stock outstanding. As of August 1, 1999, there were approximately 10,406,000 shares of Common Stock outstanding and upon consummation of the Private Placement there would be approximately 14,366,396 shares of Common Stock outstanding. As a result, the voting power and percentage ownership interest in the Company of each of the Company's current stockholders would be diluted upon consummation of the Private Placement.

BOARD APPROVAL

    At a telephonic meeting of the Board of Directors of the Company held on July 19, 1999, the Board approved the Stock Purchase Agreement and the Private Placement. In connection with such approval, the Board specifically approved the Private Placement for the purposes of Section 203 of the Delaware General Corporation Law (the Delaware "anti-takeover" statute). The result of such approval is that any future "business combination" between the Company and SOFTBANK would be exempt from the restrictions imposed by Section 203.

BOARD OF DIRECTORS RECOMMENDATION; REASONS FOR THE PRIVATE PLACEMENT

    The Board of Directors of the Company believes that the consummation of the Private Placement is in the best interests of the Company and its stockholders. In reaching its conclusions and recommendations with respect to the Private Placement, the Board considered a number of factors, including the factors set forth below:

    - The expectation that the proceeds to be received in the Private Placement could help accelerate and expand the growth of the Company's Internet business, a result which the Board considers to be in the best interests of the Company and its stockholders in the longer term.

    - The Board's view that the Company's short-term working capital needs require a significant infusion of cash and that the Private Placement represents the most efficient and expeditious means of satisfying such needs, given the limited capital-raising alternatives currently available to the Company.

    - The presentation and opinion of Adams, Harkness & Hill, Inc., an investment banking firm retained by the Board to act as its financial advisor in connection with the Stock Purchase Agreement and the Private Placement, as to the fairness, from a financial point of view, of the consideration to be received by the Company under the Stock Purchase Agreement.

    - The business experience, resources and contacts of SOFTBANK and its officers.

    - The restrictions imposed on SOFTBANK and SOFTBANK's ownership of Common Stock by the provisions described above under "Terms of the Proposed Issuance--Standstill Agreement."

    - The fact that the Private Placement is structured to require the approval of the stockholders of the Company.

NASDAQ VOTING REQUIREMENTS

    The Common Stock is listed on the NASDAQ National Market System, the market rules of which require stockholder approval prior to the issuance of securities under certain circumstances, including in connection with a transaction other than a public offering involving the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before such issuance for less than the greater of book or market value of the stock. Accordingly, the Company has determined to seek stockholder approval of the Private Placement Proposal. Stockholder approval is not otherwise required as a matter of Delaware law or other applicable laws or rules.

VOTE REQUIRED

    To approve the Private Placement Proposal, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is required. THE BOARD OF DIRECTORS BELIEVES THAT THE PRIVATE PLACEMENT PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND ACCORDINGLY, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PRIVATE PLACEMENT PROPOSAL.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth, to the best knowledge and belief of the Company, certain information regarding the beneficial ownership of the Common Stock of the Company as of August 1, 1999 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each of the named executive officers for the Company's 1998 fiscal year and (iv) all of the Company's executive officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting power and sole dispositive power with respect to the Common Stock beneficially owned.

                                                                         NUMBER OF SHARES       PERCENTAGE OF
                                                                           BENEFICIALLY       OUTSTANDING SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                                         OWNED(1)        OF COMMON STOCK(1,2)
---------------------------------------------------------------------  --------------------  --------------------
Amazon.com, Inc......................................................         1,670,273               15.53%
  1516 Second Avenue
  Seattle, Washington 98101

TA Investors.........................................................         1,526,983(A)            14.20%
  c/o TA Associates, Inc.
  125 High Street
  Boston, MA 02110

BankAmerica Corporation..............................................           747,750                6.95%
NationsBanc Montgomery Securities LLC
  600 Montgomery Street
  San Francisco, CA 94111

Chestnut Investors...................................................           113,913                1.06%
  c/o MVP Ventures
  45 Milk Street
  Boston, MA 02109

Lars D. Perkins......................................................         1,135,626               10.56%
J. Paul Costello.....................................................         1,331,196(B)            12.38%
Russell J. Campanello................................................            19,061(C)            *
A. Bruce Johnston....................................................             6,006(D)            *
Kavitark R. Shriram(E)...............................................                --               *
Martin J. Fahey......................................................           163,124(F)             1.52%
Thomas F. Brady......................................................            27,300(G)            *
Robert F. Kuhne......................................................             5,000(H)            *
Cynthia G. Eades.....................................................            68,877(I)            *
All executive officers and directors as a group (15 persons).........         2,920,411(J)            27.16%

------------------------

(1) The number of shares deemed outstanding includes any shares subject to stock options held by the person or entity in question that are currently exercisable or become exercisable on or before September 30, 1999.

(2) The applicable percentage ownership is based on the number of shares of Common Stock owned and outstanding as of August 1, 1999, together with the applicable options of such stockholder that are currently exercisable or become exercisable on or before September 30, 1999.

*   Represents beneficial ownership of less than 1% of the Common Stock.

(A) Includes 1,093,931 shares owned by Advent VII L.P., 225,831 shares owned by Advent Atlantic & Pacific, L.P., 109,392 shares owned by Advent New York L.P., 81,417 shares owned by Advent Industrial II, L.P., and 16,412 shares owned by TA Venture Investors Limited Partnership.

(B) Includes 403,164 shares of Common Stock beneficially owned by Joseph A. Bartoloni and Paul D. Spiro as trustees of trusts for the benefit of Mr. Costello's children, John P. Costello III and Brett Ann Costello. Mr. Costello does not have any voting or dispositive powers with respect to such shares and, accordingly, disclaims beneficial ownership of such shares. Also includes 2,811 shares subject to options held by Mr. Costello.

(C) Includes 14,061 shares subject to options held by Mr. Campanello.

(D) Includes 3,195 shares of Common Stock in which A. Bruce Johnston has a pecuniary interest through TA Venture Investors Limited Partnership which are included in footnote (A) above as being owned by TA Venture Investors Limited Partnership and 2,811 shares subject to options held by Mr. Johnston.

(E) Mr. Shriram is a vice president of Amazon.com, Inc. Mr. Shriram resigned as a director of the Company on July 22, 1999.

(F) Includes 145,375 shares subject to options held by Mr. Fahey.

(G) Includes 25,300 shares subject to options held by Mr. Brady.

(H) Mr. Kuhne resigned his position with the Company as of January 31, 1999.

(I) Includes 15,687 shares subject to options held by Ms. Eades.

(J) Includes 352,409 shares subject to options held by executive officers and directors as a group.

                            EXPENSES OF SOLICITATION

    The Company will pay the entire expense of soliciting proxies for the Special Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them and such custodians will be reimbursed for their expenses. All costs incurred with respect to the Special Meeting will be borne by the Company. The Company has engaged Corporate Investor Communications, Inc., a professional soliciting organization, to assist the Company in the solicitation of proxies. Corporate Investor Communications, Inc. will receive reasonable and customary compensation for such services, plus reimbursement for certain out-of-pocket expenses.

                    SUBMISSION OF STOCKHOLDER PROPOSALS FOR
           THE ANNUAL MEETING OF STOCKHOLDERS FOLLOWING THE CLOSE OF
                         THE COMPANY'S 1999 FISCAL YEAR

    Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by the Company no later than October 19, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Such a proposal must also comply with the requirements as to form and substance established by applicable laws and regulations, including the rules and regulations of the SEC, in order to be included in the proxy statement.

    Any stockholder of record wishing to have a stockholder proposal considered at the next annual meeting of stockholders, other than a proposal to be considered for inclusion in the Company's proxy statement described above, must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Company's By-laws, to the Company at its principal executive office not less than 75 days nor more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of the 75th day prior to the scheduled date of such annual meeting or the 15th day following the day on which public announcement of the date of such annual meeting is first made by the Company. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of such authority.

    Any such proposal should be mailed to: Secretary, Webhire, Inc., 91 Hartwell Avenue, Lexington, MA 02421.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Special Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                      1606-PS-99

                                  PROXY

                               WEBHIRE, INC.

             Special Meeting of Stockholders - September 21, 1999


The undersigned, revoking all prior proxies, hereby appoints Cynthia G. Eades and Gazaway L. Crittenden, and each of them (with full power of substitution), as proxies of the undersigned to attend the Special Meeting of Stockholders of Webhire, Inc. (the "Company") to be held on Tuesday, September 21, 1999 at 11:00 a.m. and any adjourned sessions thereof, and there to vote and act upon
(1) as hereinafter specified upon the proposal listed on the reverse side and as more particularly described in the Company's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

The undersigned hereby acknowledges receipt of: (1) Notice of Special Meeting of Stockholders of the Company and (2) accompanying Proxy Statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

-------------                                                  -------------
/SEE REVERSE/    CONTINUED AND TO BE SIGNED ON REVERSE SIDE    /SEE REVERSE/
/   SIDE    /                                                  /   SIDE    /
-------------                                                  --------------

     Please mark
/X/  votes as in
     this example.

The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to the matter specified below, this proxy will be voted for such matter.

1. To approve the issuance of 3,960,396 shares of the Company's common stock to SOFTBANK Capital Partners LP and its affiliates in a private placement transaction.

          FOR                 AGAINST                 ABSTAIN
          / /                   / /                     / /




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

                              MARK HERE IF YOU PLAN TO ATTEND THE MEETING / /


                              Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. If a corporation, sign in full corporate name by authorized person.



Signature:                    Date:                 Signature:           Date: